 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

DIAMONDPEAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 W 57th Street, 29th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 716-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one Warrant	DPHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DPHC	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DPHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 22, 2020, DiamondPeak Holdings Corp. (“DiamondPeak”) held a special meeting in lieu of the 2020 annual meeting (the “Special Meeting”) of stockholders. At the Special Meeting, DiamondPeak stockholders, were asked to consider and vote on the proposals identified in the definitive proxy statement that it filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 8, 2020 (the “Definitive Proxy”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 1, 2020, among DiamondPeak, Lordstown Motors Corp., a Delaware corporation (“Lordstown”), and DPL Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of DiamondPeak, which Merger Agreement provides for the merger of Merger Sub with and into Lordstown (the “Merger”).

As of the close of business on September 21, 2020 (the “Record Date”), 35,000,000 shares of common stock of DiamondPeak, par value $0.0001 per share (“DiamondPeak Common Stock”), were issued and outstanding and entitled to vote at the Special Meeting. 18,341,403 shares of DiamondPeak Common Stock were represented in person or by proxy at the Special Meeting, and, therefore, a quorum was present.

Proposals 1, 2, 3, 4 and 5 below were approved and, although sufficient votes were received to approve Proposal 6, an adjournment of the Special Meeting was not necessary due to the approval of Proposals 1, 2, 3, 4 and 5. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal 1: To approve and adopt the Merger Agreement (the “Business Combination Proposal”). The Business Combination Proposal was approved by the following vote.

For	Against	Abstentions
18,324,571	9,602	7,129

Proposal 2: To adopt amendments to DiamondPeak’s amended and restated certificate of incorporation to be effective upon the consummation of the Merger (the “Charter Proposal”). The Charter Proposal was approved by the following vote:

For	Against	Abstentions
18,292,011	16,868	32,524

Proposal 3: To approve the issuance of shares of DiamondPeak’s Class A Common Stock to comply with applicable listing rules of the Nasdaq Capital Market (the “Nasdaq Proposal”). The Nasdaq Proposal was approved by the following vote:

For	Against	Abstentions
18,135,071	132,647	73,685

Proposal 4: To elect, effective at the closing, nine directors to serve staggered terms on our board of directors as Class I, Class II and Class III directors, respectively (the “Director Election Proposal”). The voting results for the Director Election Proposal were as follows:

Mick Kowitz
For	Withheld
18,299,751	41,652

Jane Reiss
For	Withheld
18,300,017	41,386

Dale Spencer
For	Withheld
18,299,142	42,261

Michael Gates
For	Withheld
18,295,953	45,450

Angela Strand
For	Withheld
18,296,277	45,126

Martin J. Rucidlo
For	Withheld
18,299,261	42,142

Stephen S. Burns
For	Withheld
18,305,212	36,191

Keith Feldman
For	Withheld
18,298,281	43,122

David T. Hamamoto
For	Withheld
18,151,524	189,879

Proposal 5: To approve and adopt the 2020 Equity Incentive Plan and the material terms thereunder, (the “2020 Incentive Plan Proposal”). The 2020 Incentive Plan Proposal was approved by the following vote:

For	Against	Abstentions
18,090,614	109,718	141,072

Item 7.01.	Regulation FD Disclosure.

DiamondPeak and Lordstown expect the Merger and related transactions (the “Proposed Transactions”) to close on October 23, 2020. On October 26, 2020, the combined company’s Common Stock and Warrants are expected to commence trading on the Nasdaq Global Select Market under the new ticker symbols “RIDE” and “RIDEW,” respectively.

Item 8.01.	Other Events.

On October 22, 2020, DiamondPeak issued a press release announcing the results of the Special Meeting. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release, dated October 22, 2020.

Important Information About the Merger and Where to Find It

DiamondPeak has filed with the Definitive Proxy Statement with the SEC and has mailed a definitive proxy statement to its stockholders as of the record date established for voting on the Merger. This communication may be deemed to be solicitation material in respect of the proposed business combination between DiamondPeak, Lordstown and Merger Sub. INVESTORS AND SECURITY HOLDERS OF DIAMONDPEAK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DIAMONDOEAK’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or by directing a request to: DiamondPeak Holdings Corp., 40 W 57th Street, 29th Floor, New York, NY 10019, (212) 716-2000.

Participants in the Solicitation

DiamondPeak and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in respect of the Merger. Information about the directors and executive officers of DiamondPeak is set forth in DiamondPeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 25, 2020 and the definitive proxy statement. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available.

Lordstown and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Merger are contained in the proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factor, risks and uncertainties over which DiamondPeak and Lordstown have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Lordstown’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Lordstown’s current plans and operations and potential difficulties in Lordstown’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from Lordstown’s ongoing business operations; (vi) potential litigation that may be instituted against DiamondPeak or Lordstown or their respective directors or officers related to the proposed business combination or the merger agreement or in relation to Lordstown’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Lordstown including the conversion of pre-orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of Lordstown’s business and the timing of expected business milestones, including Lordstown’s ability to complete the engineering of the Endurance and retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on Lordstown’s future business; (xi) Lordstown’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiv) the ability of DiamondPeak to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in the Definitive Proxy Statement and in DiamondPeak’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDPEAK HOLDINGS CORP.

	By:	/s/ David T. Hamamoto
	Name:	David T. Hamamoto
	Title:	Chief Executive Officer and Chairman
Date: October 22, 2020